                                                           Exhibit 10.1

                                   AGREEMENT

      This Agreement is between Mack-Cali Realty, L.P. (the "Operating Partnership") and the entities signatory hereto listed on Schedule I hereto (the "General Partners") concerning the partnership and limited liability entities listed on Schedule II hereto (the "Property Partnerships") and is dated as of December 31, 1997.

            WHEREAS, the Operating Partnership is the 99% limited partner or member of each of the Property Partnerships;

            WHEREAS, the General Partners are the 1% general partners or managers of their respective Property Partnerships as more fully set forth on
Schedule II; and

            WHEREAS, the General Partners and the Operating Partnership desire to set forth certain arrangements concerning the operation and management of the Property Partnerships.

            NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            Notwithstanding any provision in each respective Property Partnership's partnership agreement or operating agreement to the contrary, each General Partner will take any action or refrain from taking any action which the Operating Partnership may direct it to do or refrain from doing with respect to the business and affairs of such Property Partnership. Any act or omission done by the General Partner in contravention of the direction of the Operating Partnership shall be unauthorized and null and void. This shall constitute a binding agreement under the laws of the respective jurisdiction of organization of each Property Partnership and shall be deemed an amendment of each respective Property Partnership's partnership or operating agreement. This Agreement memorializes the understanding and course of dealing of the parties hereto concerning the operation of each of the Property Partnerships since their respective dates of inception and shall be deemed to have been in effect as of such formation dates.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  MACK-CALI REALTY, L.P.

                                  By: MACK-CALI REALTY CORPORATION,
                                            its General Partner

                                  By: /s/ Barry Lefkowitz
                                      -----------------------------------------
                                      Barry Lefkowitz, Executive Vice President
                                            and Chief Financial Officer


MACK-CALI SUB I, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB II, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB III, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB IV, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB V, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB VI, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB VII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB IX, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB X, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XI, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB XII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XIII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XIV, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XV, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XVI, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB XVII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XVIII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XIX, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XX, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB XXI, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB XXII, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

                                   SCHEDULE I

                                GENERAL PARTNERS

Mack-Cali Sub I, Inc., as General Partner of
Cali Property Holdings I, L.P.,
Cali Property Holdings III, L.P.,
Cali Property Holdings V, L.P., and
Mack-Cali F Properties, L.P.

Mack-Cali Sub II, Inc., as General Partner of
Cali Property Holdings VI, L.P.,
Cali Property Holdings VII, L.P.,
Cali Property Holdings VIII, L.P.,
Mack-Cali B Properties L.P.,
Mack-Cali Bridgewater Co. L.P., and
Mack-Cali Properties Co. #3 L.P.

Mack-Cali Sub III, Inc., as General Partner of
Cali Property Holdings X, L.P.,
Roseland II Limited Partnership, L.P.,
Office Associates, Ltd.,
Mack Properties Co. No. 11,
Mack-Cali Properties Co., and
Mack-Cali Woodbridge II L.P.

Mack-Cali Sub IV, Inc., as General Partner of
Cali Property Holdings II, L.P.,
Cali Property Holdings IV, L.P.,
Cali Property Holdings IX, L.P.,
Grove Street Associates of Jersey City Limited Partnership, and
Cali-Grove Street Urban Renewal Associates L.P.

Mack-Cali Sub V, Inc., as General Partner of
600 Parsippany Associates L.P.,
1717 Realty Associates L.P.,
Vaughn Princeton Associates L.P., and
400 Princeton Associates L.P.

Mack-Cali Sub VI, Inc., as General Partner of
400 Rella Realty Associates, L.P.,
Cross Westchester Realty Associates L.P.,
Mid-Westchester Realty Associates L.P., and
So. Westchester Realty Associates L.P.

Mack-Cali Sub VII, Inc., as General Partner of
Monmouth/Atlantic Realty Associates L.P.,
Jumping Brook Realty Associates L.P.,
Horizon Center Realty Associates L.P., and
Commercenter Realty Associates L.P.

Mack-Cali Sub IX, Inc., as General Partner of
Mount Airy Realty Associates L.P.,
300 Tice Realty Associates L.P.,
Bridge Plaza Realty Associates L.P.,
Morristown Ten, and
Mack-Cali Willowbrook Company L.P.

Mack-Cali Sub IX, Inc., as Manager of
120 Passaic Street LLC,
Airport Properties Associates LLC, and
Kemble-Morris LLC.

Mack-Cali Sub X, Inc., as General Partner of
Cali Harborside Plaza I (Fee) Associates L.P.,
Cali Harborside (Fee) Associates L.P.,
Cal-Harbor II & III Urban Renewal Associates L.P.,
Cal-Harbor IV Urban Renewal Associates L.P., and
Cal-Harbor V Urban Renewal Associates L.P.

Mack-Cali Sub XI, Inc., as General Partner of
Cal-Harbor VI Urban Renewal Associates, L.P.,
Cal-Harbor So. Pier Urban Renewal Associates, L.P.,
Cal-Harbor No. Pier Urban Renewal Associates, L.P.
Cal-Harbor VII Urban Renewal Associates L.P.,
Parsippany Campus Realty Associates L.P., and
M-C Harsimus Partners L.P.

Mack-Cali Sub XII, Inc., as General Partner of
Shelton Realty Associates L.P., and
Cali Stamford Realty Associates L.P.

Mack-Cali Sub XIII, Inc., as General Partner of
Cali CW Realty Associates L.P.,
Elmsford Realty Associates L.P.,
Talleyrand Realty Associates L.P., and
Martine Avenue Realty Associates L.P.

Mack-Cali Sub XIV, Inc., as General Partner of
Cali Mid-West Realty Associates L.P.,
Cali So. West Realty Associates L.P.,
Cali WP Realty Associates L.P.,
White Plains Realty Associates L.P.,
Mack-Cali North Hills,
Manhasset Associates, and
M-C Rockland Partners L.P.

Mack-Cali Sub XV, Inc., as General Partner of
Cali Pennsylvania Realty Associates, L.P., and
Mack-Cali-R Company No. 1 L.P.

Mack-Cali Sub XVI, Inc., as General Partner of
Moorestown Realty Associates L.P., and
Princeton Corporate Center Realty Associates L.P.

Mack-Cali Sub XVII, Inc., as General Partner of
Mack-Cali Texas Property, L.P.

Mack-Cali Sub XVIII, Inc., as General Partner of
Mack-Cali Century III Investors, L.P.

Mack-Cali Sub XIX, Inc., as General Partner of
Brandeis Building Investors, L.P.

Mack-Cali Sub XX, Inc., as General Partner of
Mack-Cali Metropolitan Ltd.

Mack-Cali Sub XXI, Inc., as General Partner of
Phelan Realty Associates L.P.,
Mack-Cali California Development Associates L.P., and
Mack-Cali California Partners L.P.

Mack-Cali Sub XXII, Inc., as General Partner of
9060 East Via Linda Co., LTD,
Mack-Cali Beardsley Limited Partnership, and
Mack-Cali Glendale Limited Partnership.

Mack-Cali Woodbridge II L.P.

Cali Property Holdings IX, L.P.

Cali Property Holdings II, L.P.

Grove Street Associates of Jersey City Limited Partnership

Cali-Grove Street Urban Renewal Associates L.P.

Cali Property Holdings IV, L.P.

600 Parsippany Associates L.P.

1717 Realty Associates L.P.

Vaughn Princeton Associates L.P.

400 Princeton Associates L.P.

400 Rella Realty Associates, L.P.

Cross Westchester Realty Associates L.P.

Mid-Westchester Realty Associates L.P.

So. Westchester Realty Associates L.P.

Monmouth/Atlantic Realty Associates L.P.

Jumping Brook Realty Associates L.P.

Horizon Center Realty Associates L.P

Commercenter Realty Associates L.P.

Mount Airy Realty Associates L.P.

300 Tice Realty Associates L.P.

Bridge Plaza Realty Associates L.P.

120 Passaic Street LLC

Airport Properties Associates LLC

Kemble-Morris LLC

Morristown Ten

Mack-Cali Willowbrook Company L.P.

Cali Harborside Plaza I (Fee) Associates L.P.

Cali Harborside (Fee) Associates L.P.

Cal-Harbor II & III Urban Renewal Associates L.P.

Cal-Harbor IV Urban Renewal Associates L.P.

Cal-Harbor V Urban Renewal Associates L.P.

Cal-Harbor VI Urban Renewal Associates L.P.

Cal-Harbor So. Pier Urban Renewal Associates L.P.

Cal-Harbor No. Pier Urban Renewal Associates L.P.

Cal-Harbor VII Urban Renewal Associates L.P.

Parsippany Campus Realty Associates L.P.

Cali Stamford Realty Associates L.P.

M-C Harsimus Partners L.P.

Shelton Realty Associates L.P.

Cali CW Realty Associates L.P.

Elmsford Realty Associates L.P.

Talleyrand Realty Associates L.P.

Martine Avenue Realty Associates L.P.

Cali Mid-West Realty Associates L.P.

Cali So. West Realty Associates L.P.

Cali WP Realty Associates L.P.

White Plains Realty Associates L.P.

Mack-Cali North Hills

Manhasset Associates

M-C Rockland Partners L.P.

Cali Pennsylvania Realty Associates, L.P.

Mack-Cali-R Company No. 1 L.P.

Moorestown Realty Associates L.P.

Princeton Corporate Center Realty Associates L.P.

Mack-Cali Texas Property L.P.

Mack-Cali Century III Investors, L.P.

Brandeis Building Investors, L.P.

Mack-Cali Metropolitan Ltd.

Mack-Cali California Development Associates L.P.

Mack-Cali California Partners L.P.

Phelan Realty Associates L.P.

9060 East Via Linda Co., LTD

Mack-Cali Beardsley Limited Partnership

Mack-Cali Glendale Limited Partnership

                                   AGREEMENT

      This Agreement is between the entities signatory hereto listed on Schedule I (the "Non-Managing General Partners") and the entities signatory hereto listed on Schedule II hereto (the "Managing General Partners") concerning the partnerships listed on Schedule III hereto (the "Property Partnerships") and is dated as of December 31, 1997.

            WHEREAS, the Non-Managing General Partners are the 99.9% general partners of each of their respective Property Partnerships;

            WHEREAS, the Managing General Partners are the .1% general partners of their respective Property Partnerships; and

            WHEREAS, the Managing General Partners and the Non-Managing General Partners desire to set forth certain arrangements concerning the operation and management of the Property Partnerships.

            NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            Notwithstanding any provision in each respective Property Partnership's partnership agreement to the contrary, each Managing General Partner will take any action or refrain from taking any action which the Non-Managing General Partner may direct it to do or refrain from doing with respect to the business and affairs of such Property Partnership. Any act or omission done by the Managing General Partner in contravention of the direction of the Non-Managing General Partner shall be unauthorized and null and void. This shall constitute a binding agreement under the laws of the respective jurisdiction of organization of each Property Partnership and shall be deemed an amendment of each respective Property Partnership's partnership agreement. This Agreement memorializes the understanding and course of dealing of the parties hereto concerning the operation of each of the Property Partnerships since their respective dates of inception and shall be deemed to have been in effect as of such formation dates.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  CALI PROPERTY HOLDINGS I, L.P.,

                                  By: Mack-Cali Sub I, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS II, L.P.

                                  By: Mack-Cali Sub IV, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS III, L.P.

                                  By: Mack-Cali Sub I, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President

                                  CALI PROPERTY HOLDINGS IV, L.P.

                                  By: Mack-Cali Sub I, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS V, L.P.

                                  By: Mack-Cali Sub I, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS VI, L.P.

                                  By: Mack-Cali Sub II, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President

                                  CALI PROPERTY HOLDINGS VII, L.P.

                                  By: Mack-Cali Sub II, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS VIII, L.P.

                                  By: Mack-Cali Sub II, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


                                  CALI PROPERTY HOLDINGS IX, L.P.

                                  By: Mack-Cali Sub IV, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President

                                  CALI PROPERTY HOLDINGS X, L.P.

                                  By: Mack-Cali Sub III, Inc., its
                                            General Partner

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------
                                      Roger W. Thomas
                                      Executive Vice President


MACK-CALI SUB I, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB II, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President


MACK-CALI SUB III, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

MACK-CALI SUB IV, INC.

By: /s/ Roger W. Thomas
    ------------------------------
    Roger W. Thomas
    Executive Vice President

                                   SCHEDULE I

                         NON-MANAGING GENERAL PARTNERS

Cali Property Holdings I, L.P., as
Non-Managing General Partner of
Cali Building V Associates

Cali Property Holdings II, L.P., as
Non-Managing General Partner of
Century Plaza Associates

Cali Property Holdings III, L.P., as
Non-Managing General Partner of
Six Commerce Drive Associates

Cali Property Holdings IV, L.P., as
Non-Managing General Partner of
Tenby Chase Apartments

Cali Property Holdings V, L.P., as
Non-Managing General Partner of
500 Columbia Turnpike Associates

Cali Property Holdings VI, L.P., as
Non-Managing General Partner of
11 Commerce Drive Associates

Cali Property Holdings VII, L.P., as
Non-Managing General Partner of
C.W. Associates

Cali Property Holdings VIII, L.P., as
Non-Managing General Partner of
D.B.C. Associates

Cali Property Holdings IX, L.P., as
Non-Managing General Partner of
20 Commerce Drive Associates

Cali Property Holdings X, L.P., as
Non-Managing General Partner of
Chestnut Ridge Associates

                                  SCHEDULE II

                           MANAGING GENERAL PARTNERS

Mack-Cali Sub I, Inc., as
Managing General Partner of
500 Columbia Turnpike Associates,
Six Commerce Drive Associates,
Cali Building V Associates

Mack-Cali Sub II, Inc., as
Managing General Partner of
11 Commerce Drive Associates,
C.W. Associates,
D.B.C. Associates

Mack-Cali Sub III, Inc., as
Managing General Partner of
Chestnut Ridge Associates

Mack-Cali Sub IV, Inc., as
Managing General Partner of
20 Commerce Drive Associates,
Century Plaza Associates, and
Tenby Chase Apartments

                                  SCHEDULE III

                             PROPERTY PARTNERSHIPS

Cali Building V Associates

Century Plaza Associates

Six Commerce Drive Associates

Tenby Chase Apartments

500 Columbia Turnpike Associates

11 Commerce Drive Associates

C.W. Associates

D.B.C. Associates

20 Commerce Drive Associates

Chestnut Ridge Associates

                                   AGREEMENT

      This Agreement is among Mack-Cali Realty, L.P. (the "Operating Partnership"), Mack-Cali Property Trust and Mack-Cali Sub VIII (the "General Partner") concerning the partnerships listed on Schedule I hereto (the "Property Partnerships") and is dated as of December 31, 1997.

            WHEREAS, the Operating Partnership is the 10% limited partner of each of the Property Partnerships;

            WHEREAS, the General Partner is the 1% general partner of each of the Property Partnerships;

            WHEREAS, Mack-Cali Property Trust is the 89% general partner of each of the Property Partnerships; and

            WHEREAS, the General Partner, Mack-Cali Property Trust and the Operating Partnership desire to set forth certain arrangements concerning the operation and management of the Property Partnerships.

            NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            Notwithstanding any provision in each respective Property Partnership's partnership agreement to the contrary, each General Partner will take any action or refrain from taking any action which the Operating Partnership may direct it to do or refrain from doing with respect to the business and affairs of such Property Partnership. Any act or omission done by the General Partner in contravention of the direction of the Operating Partnership shall be unauthorized and null and void. This shall constitute a binding agreement under the laws of the respective jurisdiction of organization of each Property Partnership and shall be deemed an amendment of each respective Property Partnership's partnership agreement. This Agreement memorializes the understanding and course of dealing of the parties hereto concerning the operation of each of the Property Partnerships since their respective dates of inception and shall be deemed to have been in effect as of such formation dates.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  MACK-CALI REALTY, L.P.

                                  By: MACK-CALI REALTY CORPORATION,
                                            its General Partner

                                  By: /s/ Barry Lefkowitz
                                      -----------------------------------------
                                      Barry Lefkowitz, Executive Vice President
                                      and Chief Financial Officer


                                  MACK-CALI PROPERTY TRUST

                                  By: /s/ Roger W. Thomas
                                      -----------------------------------------
                                      Roger W. Thomas
                                      Executive Vice President

MACK-CALI SUB VIII, INC.

By: /s/ Roger W. Thomas
    -----------------------------
    Roger W. Thomas
    Executive Vice President

                                   Schedule I

                             PROPERTY PARTNERSHIPS

Cal-Tree Realty Associates L.P.,
Five Sentry Realty Associates L.P., and
Cali Airport Realty Associates L.P.


                                       3